SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 15, 1997
                                                   -------------------------


                               CIT RV Trust 1996-B
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                      333-07249-02                        0
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                                   -------------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.
        ------------
               On Janaury 15, 1997, Mellon Bank (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Trust 1996-B, Class A-1 6.00% Asset Backed Notes, Class A-2 6.40% Asset Backed Notes, Class A-3 6.65% Asset Backed Notes and 7.10% Asset Backed Certificates.


Item 7. Financial Statements and Exhibits.
        ---------------------------------
               (c)    Exhibits.

                      The following are filed herewith. The exhibit numbers correspond with Item 601(b) ofRegulation S-K.

        Exhibit No.          Description                                Page
        ----------           -----------                                ----
        28                   Monthly Report delivered by                3
                             the Trustee to Certificateholders
                             in connection with distributions
                             on January 15, 1997


SIGNATURES
----------
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE CIT GROUP/SALES FINANCING,
                                           INC., as servicer



                                           By: /s/ Frank Garcia
                                               ----------------
                                           Name: Frank Garcia
                                           Title: Vice President

Dated:  January       , 1997

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of August 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and Mellon Bank (DE), National Association, as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1.   The  Monthly  Report for the period from  December 1, 1996 to December  31,
                                               --------------------------------
     1996  attached to this  certificate  is complete and accurate in accordance
     ----
     with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has affixed  hereunto  his  signature  this 10th day of
                                                                     -----------
January 1997.
------------

                                            THE CIT GROUP/SALES FINANCING, INC.


                                            BY  /s/Frank Garcia
                                                ---------------------
                                                Frank Garcia
                                                Vice President

                             The CIT RV TRUST 1996-B
                       CLASS A-1 6.00% ASSET BACKED NOTES
                       CLASS A-2 6.40% ASSET BACKED NOTES
                       CLASS A-3 6.65% ASSET BACKED NOTES
                         7.10% ASSET BACKED CERTIFICATES
                            MONTHLY SERVICER'S REPORT

                                                  Record Date          12/31/96
                                                  Determination Date    1/10/97
                                                  Remittance Date       1/15/97



I.   All Payments on the Contract                                  5,668,067.31
II.  All Liquidation Proceeds on the Contract
      with respect to Principal                                            0.00
III. Repurchased Contracts                                                 0.00
IV.  Investment Earnings on Collection Account                             0.00
V.   Servicer Monthly Advances                                       137,953.36
VI.  Reimbursement of Prior Month Advances                          -145,196.48
VII. Distribution from the Reserve Account                            48,056.77
VIII.Deposits from the Pre-Funding Account                                 0.00
IX.  Deposits from the Capitalized Interest Account                        0.00

Total Available Amount                                            $5,708,880.96
                                                                    ===========

DISTRIBUTION AMOUNTS
--------------------
1.   Class A-1 Note Interest Distribution             367,487.03
     Class A-1 Note Principal Distribution          3,728,175.40
     Aggregate Class A-1 Note Distribution                          4,095,662.43

2.   Class A-2 Note Interest Distribution             400,000.00
     Class A-2 Note Principal Distribution                  0.00
     Aggregate Class A-2 Note Distribution                           400,000.00

3.   Class A-3 Note Interest Distribution             346,908.33
     Class A-3 Note Principal Distribution                  0.00
     Aggregate Class A-3 Note Distribution                           346,908.33

4.   Certificate Interest Distribution                 85,200.00
     Certificate Principal Distribution                     0.00
     Aggregate Certificate Distribution                               85,200.00

5.   Amounts to Servicer (includes
      Investment Earnings)                                            93,957.25

6.   Deposits to the Reserve Account                                       0.00

7.  Amounts to Holder of GP Interest from
     Excess Collections                               639,096.18
    Distribution from the Reserve Account
      to Holder of GP Interest                         48,056.77
    Total Amounts to Holder of GP Interest                           687,152.95


Total Distribution Amount                                         $5,708,880.96
                                                                    ===========

INTEREST
--------
1.   Current Interest Requirement
        (a) Class A-1 Notes @ 6.000%                  367,487.03
        (b) Class A-2 Notes @ 6.400%                  400,000.00
        (c) Class A-3 Notes @ 6.650%                  346,908.33
             Aggregate Interest on Notes                           1,114,395.36
        (d) Certificates @ 7.100%                                     85,200.00

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                 0.00
        (b) Class A-2 Notes                                 0.00
        (c) Class A-3 Notes                                 0.00
        (d) Certificates                                    0.00

3.   Total Distribution of Interest
        (a) Class A-1 Notes                           367,487.03
        (b) Class A-2 Notes                           400,000.00
        (c) Class A-3 Notes                           346,908.33
             Total Aggregate Interest on Notes                     1,114,395.36
        (d) Certificates                                              85,200.00

PRINCIPAL
---------
                                   Number of Contracts
                                   -------------------
1.   Amount of Stated Principal
      Collected                                      1,307,538.62

2.   Amount of Principal Prepayment
      Collected                              124     2,420,636.78
3.   Amount of Liquidated Contract             0             0.00
4.   Amount of Repurchased Contract            0             0.00
Total Formula Principal Distribution Amount                        3,728,175.40

5.   Principal Balance before giving effect
      to Principal Distribution                      Pool Factor
                                                     -----------
              (a) Class A-1 Notes                     0.8351978   73,497,405.49
              (b) Class A-2 Notes                     1.0000000   75,000,000.00
              (c) Class A-3 Notes                     1.0000000   62,600,000.00
              (d) Certificates                        1.0000000   14,400,000.00

6.   Principal Distribution
              (a) Class A-1 Notes                                  3,728,175.40
              (b) Class A-2 Notes                                          0.00
              (c) Class A-3 Notes                                          0.00
              (d) Certificates                                             0.00

7.   Principal Balance after giving effect to
      Principal Distribution                         Pool Factor
                                                     -----------
              (a) Class A-1 Notes                     0.7928322   69,769,230.09
              (b) Class A-2 Notes                     1.0000000   75,000,000.00
              (c) Class A-3 Notes                     1.0000000   62,600,000.00
              (d) Certificates                        1.0000000   14,400,000.00

POOL  DATA                                           Aggregate
----------                              Number    Principal Balance
                                        ------    -----------------

1.   Pool Stated Principal Balance as
      of 12/31/96                        9,257     221,769,230.09

2.   Delinquency Information                                       % Delinquent
                                                                   -------------
              (a) 31-59 Days              102       2,353,170.58          1.061%
              (b) 60-89 Days               16         354,053.91          0.160%
              (c) 90-119 Days               8         366,838.23          0.165%
              (d) 120-179 Day               7         253,577.37          0.114%
              (e) 180 Days or more          0               0.00          0.000%

3.   Contracts Repossessed during the
      Due Period                            7         170,151.09

4.   Current Repossession Inventory        13         303,933.23

5.   Net Realized Losses during the
      Due Period                            0               0.00

6.   Current Net Cumulative Realized Losses 0             -61.21

7.   Weighted Average Contract Rate of all
      Outstanding Contracts                                             10.365%

8.   Weighted Average Remaining Term to
      Maturity of all Outstanding Contracts                             149.211

MISCELLANEOUS
-------------
1.   Monthly Servicing Fees (Includes Amount
      of Investment Earnings)                                         93,957.25

2.   Servicer Advances                                               137,953.36

3.   Opening Balance of the Reserve Account                        2,254,974.05
      Deposits to the Reserve Account                         0.00
      Investment Earnings in the Reserve Account         10,775.02
      Distribution from the Reserve Account             -48,056.77
      Ending Balance of the Reserve Account                        2,217,692.30

4.   Opening Balance of funds on deposit in the
      Prefunding Account                                                   0.00
      Monthly interest on Prefunding Account                  0.00
      Transfer of funds from Prefunding Account
       for Subsequent Contracts                               0.00
      Transfer of funds from Prefunding Account
       to Collection Account                                  0.00
      Transfer of funds from Prefunding Account to
       Available Principal Distribution                       0.00
      Ending Balance of Prefunding Account                                 0.00

5.   Opening Balance in the Capitalized Interest Account                   0.00
      Monthly Interest on Capitalized Interest Account        0.00
      Transfer of funds from Capitalized Interest
       Account to Collection Account                          0.00
      Ending Balance in the Capitalized Interest Account                   0.00

6.   Number of Subsequent Contracts                                           0

7.   Aggregate Principal Balance of Subsequent Contracts                   0.00

8.  Number of Subsequent Contracts Purchased since the
     preceding Distribution Date                                          3,034

9.  Aggregate Stated Principal Balance of the Subsequent
     Contracts Purchased Since the preceding Distribution Date
                                                                  75,723,876.20